U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2018

TRIBUS ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Washington	000-55799	82-1104757

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

3808 N. Sullivan Rd. Building 13-D, Spokane Valley, WA	99216
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:         (509) 992-4743

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1)	PREVIOUS INDEPENDENT AUDITORS:

a.	On September 17, 2018, the Company terminated Dale Matheson Carr-Hilton Labonte, LLP, CPAs, (“DMCL”) as its registered independent public accountant.

b.

DMCL’s reports on the financial statements for the years ended March 31, 2017 and 2018, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the years ended March 31, 2017 and 2018 there have been no disagreements with DMCL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DMCL would have caused them to make reference thereto in their report on the financial statements. Through the interim period September 17, 2018 (the date of termination of the former accountant), there have been no disagreements with DMCL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DMCL would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized DMCL to respond fully to the inquiries of the successor accountant.

e.

During the years ended March 31, 2017 and 2018, and for the subsequent period, through September 17, 2018, the date of DMCL’s termination, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.

The Company provided a copy of the foregoing disclosures to DMCL prior to the date of the filing of this Report and requested that DMCL furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2)	NEW INDEPENDENT ACCOUNTANTS:

a.

On September 18, 2018, the Company engaged Fruci & Associates II, PLLC situated at 802 N Washington, Spokane, WA 99201, as its new registered independent public accountant. During the years ended March 31, 2017 and 2018, and for the periods September 30, 2017, through December 31, 2017 and prior to September 17, 2018 (the date of the new engagement), we did not consult with Fruci & Associates II, PLLC:

i.	the application of accounting principles to a specified transaction,

ii.

the type of audit opinion that might be rendered on the Company's financial statements by Fruci & Associates II, PLLC, in either case where written or oral advice provided by Fruci & Associates II, PLLC would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues, or

iii.

any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

a.	None.
b.	Exhibits

Number	Exhibit
16.1	Letter from DMCL dated September 18, 2018, regarding Change in Certifying Accountant*

         * Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUS ENTERPRISES, INC.

Dated: September 18, 2018	/s/ Kendall Bertagnole
Kendall Bertagnole
Chief Executive Officer

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